                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                      Date of report:           18-Jun-02

                        CIT Equipment Collateral 2002-VT1

    A Delaware             Commission File            I.R.S. Employer
    Corporation            No. 0001172747             No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

     Item 5. Other

                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report


                                                                                        Determination Date:       06/18/02
                                                                                         Collection Period:       05/31/02
                                                                                              Payment Date:       06/20/02

I.      AVAILABLE FUNDS

        A.  Available Pledged Revenues

            a.   Scheduled Payments Received                                                                $74,355,176.03
            b.   Liquidation Proceeds Allocated to Owner Trust                                                        0.00
            c.   Required Payoff Amounts of Prepaid Contracts                                                 9,616,729.08
            d.   Required Payoff Amounts of Purchased Contracts                                               1,054,436.70
            e.   Proceeds of Clean-up Call                                                                            0.00
            f.   Investment Earnings on Collection Account and Note Distribution Account                         81,608.87
            g.   Investment Earnings on Class A-2a Funding Account                                                    0.00
                                                                                                            --------------
                                    Total Available Pledged Revenues =                                      $85,107,950.68

        B.  Determination of Available Funds

            a.   Total Available Pledged Revenues                                                           $85,107,950.68
            b.   Receipt from Class A-4 Swap Counterparty                                                             0.00
            c.   Servicer Advances                                                                            6,776,749.84
            d.   Recoveries of  prior Servicer Advances                                                               0.00
            e.   Withdrawal from the Class A Principal Account, including Investment Earnings                         0.00
            f.   Withdrawal from Cash Collateral Account                                                              0.00
                                                                                                            --------------
                                     Total Available Funds =                                                $91,884,700.52

II.     DISTRIBUTION AMOUNTS

        A.  COLLECTION ACCOUNT DISTRIBUTIONS


                1.      Servicing Fee                                                                         1,335,621.24

                2.      Class A-1 Note Interest Distribution                        549,752.78
                        Class A-1 Note Principal Distribution                    77,542,425.86
                          Aggregate Class A-1 distribution                                                   78,092,178.64

                3.      Class A-2 Note Interest Distribution                        780,986.11
                        Class A-2 Note Principal Distribution                             0.00
                          Aggregate Class A-2 distribution                                                      780,986.11

                4.      Class A-3 Note Interest Distribution                      1,249,859.72
                        Class A-3 Note Principal Distribution                             0.00
                          Aggregate Class A-3 distribution                                                    1,249,859.72

                5.      Class A-4 Note Interest Distribution                        483,766.60
                        Class A-4 Note Principal Distribution                             0.00
                          Aggregate Class A-4 distribution                                                      483,766.60

                6.      Deposit to the Class A Principal Account                          0.00

                7.      Class B Note Interest Distribution                          113,282.85
                        Class B Note Principal Distribution                       2,264,869.77
                          Aggregate Class B distribution                                                      2,378,152.62

                8.      Class C Note Interest Distribution                           69,066.67
                        Class C Note Principal Distribution                       1,226,292.60
                          Aggregate Class C distribution                                                      1,295,359.27

                9.      Class D Note Interest Distribution                          161,019.92
                        Class D Note Principal Distribution                       2,549,579.20
                          Aggregate Class D distribution                                                      2,710,599.12

                10.     Payment due to the Swap Counterparty                                                          0.00

                11.     Deposit to the Cash Collateral Account                                                        0.00

                12.     Amounts in accordance with the CCA Loan Agreement                                       495,754.98

                13.     Remainder to the holder of the equity certificate                                     3,062,422.21


                                        Collection Account Distributions =                                   91,884,700.52
                                                                                                             =============



  B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

                1.      Payment due on the Senior Loan                                                        2,123,592.38

                2.      Payment due on the Holdback                                                             447,937.69

                3.      Payment to the Depositor                                                                      0.00
                                                                                                              ------------
                                                     Cash Collateral Account Distributions =                  2,571,530.07
                                                                                                              ============
  C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT       Collection Account Distributions =                               0.00
                                                                                                              ------------

III.       INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


              Distribution                     Class A-1       Class A-2       Class A-3       Class A-4
                Amounts                          Notes           Notes           Notes           Notes
             -------------                    -----------      ---------       ---------       ---------
      1.      Interest Due                     549,752.78      780,986.11      1,249,859.72    483,766.60
      2       Interest Paid                    549,752.78      780,986.11      1,249,859.72    483,766.60
      3       Interest Shortfall                     0.00            0.00              0.00          0.00
              ((1) minus (2))
      4       Principal Paid                77,542,425.86            0.00              0.00          0.00

      5       Total Distribution Amount     78,092,178.64            0.00        483,766.60          0.00
              ((2) plus (4))



              Distribution                       Class B         Class C      Class D      Total Offered
              Amounts                             Notes           Notes        Notes            Notes
              -----------                        -------         -------      -------      -------------
      1.      Interest Due                     113,282.85       69,066.67      161,019.92      3,407,734.65
      2       Interest Paid                    113,282.85       69,066.67      161,019.92      3,407,734.65
      3       Interest Shortfall                     0.00            0.00            0.00              0.00
              ((1) minus (2))
      4       Principal Paid                 2,264,869.77    1,226,292.60    2,549,579.20     83,583,167.44

      5       Total Distribution Amount      2,378,152.62    1,295,359.27    2,710,599.12     84,960,056.26
              ((2) plus (4))



IV.       Information Regarding the Securities

        A       Summary of Balance Information


                                   Applicable      Principal Balance     Class Factor    Principal Balance       Class Factor
                    Class            Coupon             Jun-02              Jun-02             May-02               May-02
                                      Rate           Payment Date        Payment Date       Payment Date         Payment Date
                    -----            -----           ------------        ------------       ------------         ------------
      a.      Class A-1 Notes       1.9600%         210,957,574.14         0.73122         288,500,000.00          1.00000
      b.      Class A-2 Notes       2.9000%         277,000,000.00         1.00000         277,000,000.00          1.00000
      c.      Class A-3 Notes       4.0300%         319,000,000.00         1.00000         319,000,000.00          1.00000
      d.      Class A-4 Notes       4.6700%         106,550,000.00         1.00000         106,550,000.00          1.00000
      e.      Class B Notes         3.9700%          27,085,130.23         0.92283          29,350,000.00          1.00000
      f.      Class C Notes         4.4400%          14,773,707.40         0.92336          16,000,000.00          1.00000
      g.      Class D Notes         5.1600%          29,547,414.80         0.92057          32,096,994.00          1.00000

      h.      Total Offered Notes                   984,913,826.56                       1,068,496,994.00

      i.      One - Month Libor Rate                        1.8400%






        B       Other Information


                                                Scheduled                   Scheduled
                                            Principal Balance            Principal Balance
                        Class                     Jun-02                      May-02
                                                Payment Date               Payment Date
                        -----                   ------------               ------------
                    Class A-1 Notes           222,308,318.00               250,655,536.00



                                                         Target              Class               Target             Class
                                        Class        Principal Amount        Floor          Principal Amount        Floor
                      Class          Percentage            Jun-02            Jun-02              May-02             May-02
                                                       Payment Date       Payment Date         Payment Date      Payment Date
                      -----          ----------        ------------       ------------         ------------      ------------
                      Class A         92.75%         913,507,574.14                              0.00
                      Class B          2.75%          27,085,130.23          0.00                0.00               0.00
                      Class C          1.50%          14,773,707.40          0.00                0.00               0.00
                      Class D          3.00%          29,547,414.80          0.00                0.00               0.00

V.      PRINCIPAL

        A.  MONTHLY PRINCIPAL AMOUNT

                1.  Principal Balance of Notes and Equity Certificates                       1,068,496,994.00
                    (End of Prior Collection Period)
                2.  Contract Pool Principal Balance (End of Collection Period)                 984,913,826.56
                                                                                             ----------------
                    Total monthly principal amount                                              83,583,167.44

        A.  PRINCIPAL BREAKDOWN                         No. of Accounts
                                                        ----------------
                1.  Scheduled Principal
                2.  Prepaid Contracts
                3.  Defaulted Contracts
                4.  Contracts purchased by CIT Financial USA, Inc.
                                                                                             ----------------
                    Total Principal Breakdown                                                              -


VI.     CONTRACT POOL DATA

        A.  CONTRACT POOL CHARACTERISTICS

                                                            Original             Jun-02                May-02
                                                              Pool            Payment Date          Payment Date
                                                             -----            ------------          ------------
                1.  a.  Contract Pool Balance          1,068,496,994.00      984,913,826.56       1,068,496,994.00
                    b.  No of Contracts                          73,864              73,439                      0
                    c.  Pool Factor

                2.  Weighted Average Remaining Term               38.00                36.3                   38.0

                3.  Weighted Average Original Term                 44.1


        B.  DELINQUENCY INFORMATION

                                                              % of Aggregate
                                             % of             Required Payoff              No. Of       Aggregate Required
                                           Contracts               Amount                 Accounts       Payoff Amounts
                                           ---------              --------                --------      ----------------
                1.  Current                  95.44%               96.53%                   70,088         957,261,776.18
                    31-60 days                3.12%                2.60%                    2,290          25,751,585.37
                    61-90 days                0.95%                0.62%                      695           6,172,420.61
                    91-120 days               0.49%                0.25%                      363           2,490,675.17
                    120+ days                 0.00%                0.00%                        3              14,119.07

                    Total Delinquency        100.0%               100.0%                   73,439         991,690,576.40

                2.  Delinquent Scheduled Payments:

                    Beginning of Collection Period                                           0.00
                    End of Collection Period                                         6,776,749.84
                                                                                 ----------------
                    Change in Delinquent Scheduled Payments                          6,776,749.84


        C.  DEFAULTED CONTRACT INFORMATION

                1.  Required Payoff Amount on Defaulted Contracts                            0.00
                2.  Liquidation Proceeds received                                            0.00
                                                                                 ----------------
                3.  Current Liquidation Loss Amount                                          0.00

                4.  Cumulative Liquidation Losses to date                                    0.00

                    % of Initial Contracts                                                  0.000%
                    % of Initial Contract Pool Balance                                      0.000%

VII.    MISCELLANEOUS INFORMATION

        A.  SERVICER ADVANCE BALANCE

                1.  Opening Servicer Advance Balance                        0.00
                2.  Current Period Servicer Advance                 6,776,749.84
                3.  Recoveries of prior Servicer Advances                   0.00
                                                                 ---------------
                4.  Ending Servicer Advance Balance                 6,776,749.84

        B.  CASH COLLATERAL ACCOUNT

                1.  Applicable Rates for the Interest Period:
                    a.  Libor Rate for the Interest Period                                  1.8400%
                    b.  Senior Loan Interest Rate                                           5.3400%
                    c.  Holdback Amount Interest Rate                                       7.8400%

                2.  Opening Cash Collateral Account                                  88,151,002.00

                3.  Deposit from the Collection Account                                       0.00

                4.  Withdrawals from the Cash Collateral Account                              0.00

                5.  Investment Earnings                                                 104,732.91

                6.  Investment Earnings Distributions:
                    a.  Senior Loan Interest                                            152,550.20
                    b.  Senior Loan Principal                                                 0.00
                    c.  Holdback Amount Interest                                        447,937.69
                    d.  Holdback Amount Principal                                             0.00
                                                                                  ----------------
                                     Total Investment Earnings distributions            600,487.89

                7.  Remaining available amount                                                0.00

                8.  Required Cash Collateral Account Amount                          86,179,959.82

                9.  Cash Collateral Account Surplus/ (Shortfall)                              0.00

                10. Distribution of CCA Surplus:
                    a. Senior Loan Principal                                          1,971,042.18
                    b. Holdback Amount Principal                                              0.00
                                                                                  ----------------
                              Total Distribution of Surplus                           1,971,042.18

                11. Ending Cash Collateral Account                                   86,179,959.82

                12. Cash Collateral Account deficiency                                        0.00


        C.  CLASS A PRINCIPAL ACCOUNT

                1.  Opening Class A Principal Account                                         0.00

                2.  Investment Earnings                                                       0.00

                3.  Withdrawals to the Collection Account                                     0.00

                4.  Deposits                                                                  0.00
                                                                                  ----------------

                5.  Ending Class A Principal Account                                          0.00


        D.  OTHER RELATED INFORMATION

                1.  Discount Rate                                          4.6150%

                2.  Life to Date Prepayment (CPR)                            19.6%

                3.  Life to Date Substitutions:

                    a.  Prepayments                           0.00

                    a.  Defaults                              0.00



                                                       Jun-02           May-02
                            Item                    Payment Date    Payment Date
                            ----                    ------------    ------------
                    a.  Senior Loan                 27,412,624.82           29,383,667.00
                    b.  Holdback Amount             58,767,335.00           58,767,335.00


          NCT Funding Company LLC, Allfirst Bank, as trustee under the
                    Indenture, and Capita Corporation, in its
                 individual capacity and as Servicer, DO HEREBY
                 CERTIFY that I am a Responsible Officer of the
                  Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY
                    FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                                    06/20/02

                This Certificate shall constitute the Servicer's
                 Certificate as required by Section 9.02 of the
                 Pooling and Servicing Agreement with respect to
                the above Payment Date. Any term capitalized but
                    not defined herein shall have the meaning
                  ascribed thereto in the Pooling and Servicing
                                   Agreement.


                               Capita Corporation

                                   Glenn Votek
                                  --------------
                                   Glenn Votek
                     Executive Vice President, and Treasurer